Can B Corp

A Health & Wellness Company

B Healthy

2021 INVESTMENT PRESENTATION
OTCQB: CANB

B Well

DISCLAIMER AND FORWARD LOOKING STATEMENTS

This Slide Deck PowerPoint Presentation contains only preliminary information regarding our Company and should be read in conjunction with the subscription agreement The Company and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods.

Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance.
Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.
Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations.

Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
This overview is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in CANB. Any such offer will be made only pursuant to the Company's Regulation A or other offering. This overview may include or be based in part on projections, valuations, estimates and other financial data supplied by third parties, which has not been verified by CANB. This information should not be relied upon for the purpose of investing in the Company or for any other purpose. Any information regarding projected or estimated investment returns are estimates only and should not be considered indicative of the actual results that may be realized or predictive of the performance of the Company. The information contained herein has been prepared by management of the company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein. All information contained herein is the confidential and proprietary information of the Company and as such, cannot be disclosed, reproduced or distributed without the prior written consent of the CEO of the Company.

The statements made within this presentation have not been evaluated by the U.S. Food and Drug Administration. These statements and the products of this Company are not intended to diagnose, treat, cure or prevent any disease.

Who We Are…

- A Health & Wellness Company
- Highest Quality CBD products on the Market Today (THC Free)
- Diversified verticals
  - Broad Market CBD & Non CBD
  - Hemp:
    - Growing & Harvesting
    - Extraction and processing
    - Isomers- CBN / CBG / CBDA
    - Industrial Hemp products
  - Mass Market
  - Medical devices providing solutions for pain relief and opioid addiction
  - Consumer Lifestyle Brands launching 2021

Can B Corp. is a Health & Wellness company dedicated to delivering the highest quality Health and Wellness products.

The company offers several lines of branded CBD products including tinctures, salves, topicals, skin care products. They are sold to consumers via doctors, medical facilities, retailers, online, and direct.

These brands include Canbiola, developed for the medical community, Seven Chakras, a spa line, Nu Wellness for independent Pharmacies, and Pure Leaf Oil their flagship consumer brand. Additionally, a line of nutritional supplements called, Super Foods has been launched nationwide via internet marketing.

Through our Duramed Division, the company also offers FDA approved ultrasound medical devices that alleviate joint, bone, and muscle pain from injuries and surgery. Sold through doctors and the medical community and rented via medical offices in No-Fault insurance states and are considered an important part of the solution to solve the opioid crisis.

Our CBD R&D and production facility is in Lacey WA where we create, test, and with proprietary processes, produce the company's CBD Brands and private label products to the industry's highest standards.

The newest additions to the Company portfolio are in the hemp division:

CO- extraction and processing to CBD isolate
TN- processing lab isolate to isomers including Delta-8, CBD, CBG CBDA
FL- processing lab isolate to isomers and further hemp related products

Can B owns and operates Green Grow Farms, which is licensed to grow, cultivate, and extract hemp in the State of New York.

CanBCorp
A Health & Wellness Company

Investment Highlights

+60%
Health &
Wellness
Annual Growth

Hemp Division current revenue $400,000 per week
Beginning September 2021

Hemp
& CBD
United States
$22 Billion
Industry

Employment of Niche and Broader Consumer Go-to-Market Strategies for CBD Lines

Business is Vertically Integrated in Hemp
- Growing/harvesting to Biomass
- CBD Biomass to Crude oil
- Crude to Distillate
- Distillate to Isolate
- Isolate to isomers D-8/ CBG/ CBN / CBDA

Medical Device division poised to capitalize on addressing the opioid crisis and aging population

White-Label Business projected to grow 10-fold over 3-years

Lifestyle Branded Launching late 2021.

+450%
Projected 2021 Revenue Growth at Current Sales Volumes over 2020

CanB Corp
A Health & Wellness Company

Corporate Structure – 2021 – Operating Divisions


Pure Health Products
White-Label CBD Products Sales & Ops
Lifestyle Branded Marketing
Hemp Operating Division
Botanical Biotech, LLC Miami, FL
TN Botanicals, LLC McMinnville, TN
CO Botanicals, LLC Mead, CO
Isolate Processing to isomers
R&D D-10, CBN, CBG, CBDA
Biomass Processing to Isolate
Industrial Hemp Production
Duramed Inc.
No Fault Insurance
Medicare & Work Comp
Green Grow Farms, Inc.
Two Grow Licenses NY
Processing Permit NY
Imbibe Wellness Solutions
Celebrity Specific Products
Influencer Branding

Pure health PRODUCTS

CanB Corp
A Health & Wellness Company

White Label CBD Sales & Operations


YOUR BRAND HERE
YOUR BRAND HERE
YOUR BRAND HERE
YOUR BRAND HERE

- **PROPRIETARY NANO TECHNOLOGY (Molecule to 30 nanometers = 450% + absorption)**
- New High Speed State-of-the-Art Production Equipment
  - 10 X Increase in tincture capacity
  - 10 X Increase in powders/ salves capacity
- GMP Compliant – **Soon to be NSF Certified**
  - **NSF allows for competitive bidding on major chain and retail customers**
- Over 100 SKU's
- Legal and compliance

Class 7 Clean Room

Provides state-of-the-art nutraceutical production facility

Lab Tested

3rd Party Lab Certificate of Analysis Posted on Web Site for All Products

Pure health™ PRODUCTS

Can B SUPERFOODS

CBD Branded Marketing

CANBIOLA	PURE LEAF OIL	NuWellness	SEVEN CHAKRAS
Primary Distribution Channel: Doctors & medical facilities.	**Primary Distribution Channel:** Online & Retail	**Primary Distribution Channel:** Independent Pharmacists.	**Primary Distribution Channel:** Spas & Salons
Positioning: Recommended by doctors	**Positioning:** The CBD that's right for me.	**Positioning:** Pharmacists Recommended.	**Positioning:** The CBD that Empowers me.


30
CanB
SUPERFOODS
CACAO
CHOCOLATE

- **All Can B CBD brands are THC free Cannabidiol (CBD) isolate products.**
- **All products are produced in our manufacturing facility in Lacey, WA.**
- **The custom-formulation produces an Ultra-Pure Nano; 99.95% pure CBD and non-GMO.**
- **All products are made from Certified Organic Materials.**

Major Product forms | SKUs Topicals, Ingestibles, Bath Products, Pet Products


NEW!
CanB
SUPERFOODS
Vegan & Non GMO
No Preservatives
No Artificial Flavoring
Made with Raw Foods
MADE WITH REAL WHOLE FOOD SUPERFOODS, NOT EXTRACTS!

CO Botanicals, LLC.

Mead, Colorado

Processing

- **Ethanol Extraction Facility processed 140,000 pounds of Biomass into Winterized Decarbed Crude monthly**





Current capacity of 5,000+ liter's per month

Production



- **Distillation of Crude into High Potency Distillate**
- **Industrial Products such as fiber, graphene, hempcrete currently in development**



Tarteting for 2022 Max Capacity **Biomass into Winterized Decarbed Crude** : 240,000 lbs per month converts into 10,000+ liters of winterized decarbed crude per month

CO Botanicals, LLC.

Fort Morgan, Colorado

Post Processing

Current Capacity of 14,000 liter's per month





Current Capacity of 3,300 kilos per month

- **Processing the crude into distillate**
- **Crashing the distillate into CBD isolate per week.**

Targeting for 2022 Max Capacity Distillate – 28,000 liters per month
Max Capacity Isolate – 6,600 kilos of isolate per month

TN Botanicals, LLC.

Can B Corp
A Health & Wellness Company

McMinnville, Tennessee

R&D Lab

- R&D facility for isolate to isomer (D8, D10, CBG, CBNA
- Flower spray operation for isomers





Extraction



- Converting Hemp Derived CBD into Isomers
- Acid forms of molecule to CBDA / CBGA / CBCA



Butane Lab Producing Acid Forms of molecule from hemp flower into CBDA / CBCS / CBGA

TN Botanicals, LLC.

McMinnville, Tennessee

Processing

- CBD isolate to Delta-8 Delta- 10 THCO and other isomers.
- Further distillation to CBD and CBG distill ate
- 20 hour per day operations







Production



- Complete Retail Line including vapes, tinctures, shatter, creams, lotions, smokable flower & more.

ISOMER lab currently producing 1,500 Liters per month



Targeting for 2022 Max Capacity Isomer – 5,000+ liters per month

According to Hemp Benchmarks July 31, 2021 Survey D-8 Wholesale price is $650/Liter

Botanical Biotech, LLC.

CanB Corp
A Health & Wellness Company

Miami, Florida

Processing

- Taking CBD Isolate via Distilling and infusing to synthetically created Delta-8
- Further processing via additional distillation into isomers such as Delta-10, CBN, CBG





Production



- Taking Delta- 8 to Retail Products such as Vapes, Salves, Ointments, Tincures
- Delta-8 sprayed smokable hemp flower
- Edibles such as Delta-8 gummies, chocolates, ice cream, suckers, popcorn & gelatos

Botanical Biotech, LLC.

Miami, Florida

R&D Lab

- R&D facility for isolate to isomer (D-8 D-10 CBG CBN
- Flower spray operation for Delta-8 and edible products



Outreach

- CBD Wellness Education and Retail Showroom
- Corporate meeting lounge and event center opening soon

Extraction

- Taking Isolate via further distillation and processing to additional isomers including Delta-8, CBG, CBN, CBDA
- Modification of the hemp molecule into further processed products such as Delta-10 and more…



ISOMER Lab currently production 1,200 Liters per month

Targeting for 2022 Max Capacity Isomer – 2,400 liters per month
According to Hemp Benchmarks July 31, 2021 Survey D-8 Wholesale price is $650/Liter

Green Grow Farms, Inc.

Grow/ Cultivate/ Process/ Extract

CanB Corp
A Health & Wellness Company

Upstate, New York

- Two NY Grow/Cultivation Licenses
- Processing and Extraction Registration with New York State
- Currently growing 26 a. double density industrial field in CO under Botanical Biotech

- Controlled Environment for seed propagation & clones
- Farm partners on lease/profit share program for growing
- Developing auto packaging for bulk & pre-roll
- Currently GGFI is not growing due to available biomass capacity for less cost than growing and harvesting


THAT'S FIRE CBD





VERTICALLY INTEGRATED



DuraMed
wearable bioelectric devices

CanB Corp
A Health & Wellness Company

Pain Management & Injury Recovery Medical Equipment

2021 / 22 MAJOR STRATEGIC INITATIVES

Expand Medical Device Offerings

Acquire other lines of pain management and injury recovery devices. Support quicker return to work episodes and reduce reliance on opioids.

Addition of Braces, Supports, and Props to Device Lineup

Pain Management & Injury Recovery

Accelerate healing, reduce pain, reduce swelling & improve injury recovery via capillary vessel stimulation





Worker's Compensation & In-House Billing


sam

* USA manufactured

* FDA Approved

* Used by US Military & Major Pro and college Sports Team

In-House Billing

Establish internal operations to increase control and profitability of billing and collections

Worker's Compensation & Medicare

Expansion and increased leverage against profitable and growing market.

- Offices and Operations in "No-Fault" States
  - Long Island, NY
  - Detroit MI
  - Coming soon in Miami, FL

Growth Strategy Building Blocks



- **Employment of Niche and Broader Consumer Go-to-Market Strategies for CBD and Non-CBD lines.**
- **Business is vertically Integrated – Biomass to Isomers**
- **Medical Device division poised to capitalize on addressing the opioid crisis and aging population.**
- **White-Label Business projected to grow 10-fold over 3-years after NSF Approval expected in 4th quarter.**
- **Lifestyle Branded Business launching with iconic brand.**
- **Pharmaceutical and nutraceutical supplement line and market expansions**

CanB Corp
A Health & Wellness Company

Corporate Revenue Growth


Revenue & Gross Margin YOY $ 000's
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2017
2018
2019
2020
2021
Revenue
Gross Margin

CanBCorp
A Health & Wellness Company

Management Team



Marco Alfonsi
Chairman, Director, & CEO

- 20-year career as financial service professional where he was directly and indirectly involved in raising over $100M for small and medium sized businesses
- Owned, operated, financed and sold several businesses
- Held senior management positions with a number of financial institutions



Stanley L. Teeple
Director & CFO

- Former Senior Vice President, CFO, Corporate Secretary, and Chief Compliance Officer of Multiple Publicly Traded Companies
- Held numerous senior management positions in several public and private companies across a broad spectrum of industries



Philip P. Scala
Chief Operating Officer

- Mr. Scala is the founder and CEO of Pathfinder Consultants International, Inc. ("Pathfinder") since 2008.
- Prior to forming Pathfinder, Mr. Scala served the United States Army for five years followed by his 29 years of service with the FBI. Mr. Scala received his bachelor's degree and MBA in accounting from St. John's University; he also earned a Master of Arts degree in Psychology from New York University.

OPERATING DIVISION MANAGERS AND DIRECTORS

Hemp Operations-
Co Directors Rickey Minton and Bradley Lebsock

CO Botanicals LLC Operations- Bobby Lebsock

TN Botanicals LLC Operations- Chris LePlante

Botanical Biotech LLC Operations-
Jesse Morris & Brandon Ault

Duramed Inc./ Duramed MI
Sonia Sachdeva- Director of Operations

Pure Health Products LLC-
Pat Ferro- Division President

Imbibe Health Solutions, LLC-
Walter Hoelzel- Division President

Green Grow Farms, Inc.- Corporate managed

Advisory Boards

Directors

Marco Alfonsi
Chairman, Director & CEO CanB Corp.

Stan Teeple
Director & CFO CanB Corp.

Fredrick Alger Boyer, Jr.
Independent Director
Served as Head of Equities for the New York based investment bank H.C. Wainwright & Co. Prior leadership roles include work with Rodman & Renshaw, Oppenheimer, Piper Jaffray, and Credit Suisse in New York, San Francisco, and Minneapolis.

James F. Murphy
Independent Director
Founder and President of Sutton Associates. From 1980 to 1984, Mr. Murphy was an Assistant Special Agent in Charge with the Federal Bureau of Investigation,

Senator Ron Silver
Independent Director
Former Florida Senate majority leader and chairman of both the Appropriations Subcommittee on Health and Human Services and Criminal Justice

Medical

Matt Ferenc, D.O.
Works at level 1 trauma center in Fort Lauderdale, Florida. Assistant clinical professor for NOVA and for FIU

Patrick Fratellone, M.D. RH (AHG) FIM
Integrative physician in New York City.
Registered Herbalist RH and a member of the American Herbal Guild

Robert A. Kornfeld, M.D.
First holistic oriented podiatrist in the U.S. Expert in homeopathic injection therapy, nutritional and herbal medicine, lower extremity biomechanics and functional medicine

Corporate

John Bach, Esq.
Chief Business Development Officer, and General Counsel to The Whitmore Agency, Garden City, NY.

Steven Medina, Esq.
Well-recognized and seasoned healthcare professional in corporate compliance

CanBCorp
A Health & Wellness Company

Stock Listing

Stock Symbol: CANB

CANBCORP.COM (516) 595-9544

Stock Information*		Operational Overview	
Exchange / Ticker:	OTCQB: CANB	Headquarters:	Hicksville, NY
Stock Price:	$.68/	No. Employees:	50
Market Cap.	$16M	Founded:	2015
No. Shares Outstanding:	23 M	Fiscal Year:	Dec. 31
No. of Shareholders:	4,691	2020 Dec YE Revenue:	$1.7 M

THANK YOU

Marco Alfonsi
marco@canbiola.com

Stan Teeple
stan@canbiola.com